Prepayments and other current assets	12 Months Ended
Dec. 31, 2014
Prepayments and other current assets
Prepayments and other current assets

4.Prepayments and other current assets

	As of December 31,
	2013	2014
	RMB	RMB	US$
Prepaid travel related data acquisition costs	22,598	24,043	3,875
Deposits and advance to suppliers	10,514	91,148	14,691
Prepaid expenses	16,972	22,178	3,574
Receivable due from employees	6,327	33,578	5,412
Receivable related to employee share based awards *	—	26,308	4,240
Other receivables	9,693	62,479	10,070

Total	66,104	259,734	41,862

* Starting from 2014, the Company used a broker to facilitate the exercise of share options by employees. As of December 31, 2013 and 2014, the share option proceeds receivable from the broker totaled nil and RMB26,308 (US$4,240), respectively.